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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-58560, 33-74848, 33-72162, 33-94466,
33-87542, 33-99618, 33-99620, 333-16005, 333-18245 and 333-19513.




                                                         /S/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
September 29, 1997